                                                                    Exhibit 99.6

               Unaudited Pro Forma Combined Financial Statements


The following unaudited pro forma combined financial statements give effect to the acquisition by Legg Mason, Inc. ("Legg Mason") of Private Capital Management, L.P. and certain affiliated entities ("PCM-L.P.") and Carnes Capital Corporation ("CCC"), (collectively, "PCM"), in a transaction accounted for as a purchase. The unaudited pro forma combined balance sheet presents the combined financial position of Legg Mason and PCM as of June 30, 2001 assuming the acquisition had occurred as of that date. Such pro forma information is based upon the historical balance sheets of Legg Mason and PCM as of June 30, 2001. The unaudited pro forma combined statements of earnings are presented for the year ended March 31, 2001 and the three months ended June 30, 2001 assuming the acquisition occurred on April 1, 2000. The unaudited pro forma combined statement of earnings for the year ended March 31, 2001 combines the historical statements of earnings of Legg Mason for the year ended March 31, 2001 and PCM for the year ended December 31, 2000 (consisting of Private Capital Management, Inc. ("PCM, Inc.") for the six months ended June 29, 2000, PCM-L.P. for the six months ended December 31, 2000, and CCC for the year ended December 31, 2000). The unaudited pro forma combined statement of earnings for the three months ended June 30, 2001 reflects the period from April 1, 2001 to June 30, 2001 for Legg Mason and PCM. Revenues and net earnings of approximately $20.9 million and $18.4 million, respectively, of PCM for the period from January 1, 2001 to March 31, 2001 have been excluded from the unaudited pro forma combined financial statements.

The acquisition of PCM by Legg Mason was completed on August 1, 2001. As such, the unaudited pro forma combined financial statements reflect the application of Statement of Financial Accounting Standards ("SFAS") No. 141 -- "Business Combinations" and SFAS No. 142 -- "Goodwill and Other Intangible Assets" to this transaction. SFAS Nos. 141 and 142 are applicable for all business combinations consummated after June 30, 2001. Additionally, the unaudited pro forma combined financial statements as of and for the three months ended June 30, 2001 include the effect of Legg Mason adopting SFAS Nos. 141 and 142 as of April 1, 2001, for all prior business combinations.

The unaudited pro forma combined financial statements are provided for informational purposes only and are not necessarily indicative of the financial position or results of operations had the transactions assumed occurred on such dates, nor are they indicative of the results of operations or financial position that may occur. The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and notes thereto of Legg Mason, PCM-L.P., PCM, Inc. and CCC.

Legg Mason, Inc.
Unaudited Pro Forma Combined Balance Sheet
June 30, 2001

(Dollars in thousands)

                                                                                                             PCM           PCM
                                                                               PCM-L.P.       CCC        Eliminations    Combined
---------------------------------------------------------------------------------------------------------------------------------
Assets
      Cash and cash equivalents                                               $   4,620    $   1,315      $     -        $  5,935
      Cash and securities segregated for regulatory purposes                                                                    -
      Receivables:
            Customers                                                            20,857        1,069          (39)         21,887
            Brokers, dealers and clearing organizations                                                                         -
            Others                                                                                                              -
      Securities borrowed                                                                                                       -
      Financial instruments owned, at fair value                                                                                -
      Investment securities, at fair value                                                     1,510                        1,510
      Investments of finance subsidiaries                                                                                       -
      Equipment and leasehold improvements, net                                       4        1,739                        1,743
      Intangible assets, net                                                                                                    -
      Goodwill                                                                                                                  -
      Other                                                                       7,857          127                        7,984
---------------------------------------------------------------------------------------------------------------------------------
                                                                              $  33,338    $   5,760      $   (39)       $ 39,059
=================================================================================================================================

Liabilities and Stockholders' Equity
      Liabilities
            Payables:
                    Customers                                                 $       -    $       -      $     -        $      -
                    Brokers and dealers                                                                                         -
            Securities loaned                                                                                                   -
            Short-term borrowings                                                                                               -
            Financial instruments sold, but not yet purchased, at fair value                                                    -
            Accrued compensation
            Other                                                                   388          222          (39)            571
            Notes payable of finance subsidiaries                                                                               -
            Long - term debt                                                                                                    -
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    388          222          (39)            571
---------------------------------------------------------------------------------------------------------------------------------
      Stockholders' Equity
            Common stock                                                              -            -            -               -
            Shares exchangeable into common stock                                                                               -
            Additional paid-in capital                                                                                          -
            Deferred compensation and employee note receivable                                                                  -
            Employee stock trust                                                                                                -
            Deferred compensation employee stock trust                                                                          -
            Retained earnings                                                    32,950        5,538                       38,488

            Accumulated other comprehensive income (loss), net                                                                  -
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 32,950        5,538            -          38,488
---------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 33,338    $   5,760      $   (39)       $ 39,059
=================================================================================================================================

                                                                               Legg Mason           Pro Forma          Pro Forma
                                                                               As Reported         Adjustments          Combined
---------------------------------------------------------------------------------------------------------------------------------
Assets
      Cash and cash equivalents                                                $   741,104         $(262,178) (a)     $   484,861
      Cash and securities segregated for regulatory purposes                     1,973,746                              1,973,746
      Receivables:
            Customers                                                            1,070,639                              1,092,526
            Brokers, dealers and clearing organizations                            183,614                                183,614
            Others                                                                 116,964                                116,964
      Securities borrowed                                                          276,468                                276,468
      Financial instruments owned, at fair value                                   147,598                                147,598
      Investment securities, at fair value                                          13,332                                 14,842
      Investments of finance subsidiaries                                          103,045                                103,045
      Equipment and leasehold improvements, net                                     70,832               131  (b)          72,706
      Intangible assets, net                                                        66,747           345,000  (b)         411,747
      Goodwill                                                                      88,612           331,869  (b)         420,481
      Other                                                                        155,373             3,035  (c)         158,558
                                                                                                      (7,834) (d)
---------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 5,008,074         $ 410,023          $ 5,457,156
=================================================================================================================================

Liabilities and Stockholders' Equity
      Liabilities
            Payables:
                    Customers                                                  $ 2,909,911         $       -          $ 2,909,911
                    Brokers and dealers                                             19,640                                 19,640
            Securities loaned                                                      259,621                                259,621
            Short-term borrowings                                                  128,349                                128,349
            Financial instruments sold, but not yet purchased, at fair value        29,560                                 29,560
            Accrued compensation                                                   108,434                                108,434
            Other                                                                  129,961            24,654  (d)         155,186
            Notes payable of finance subsidiaries                                  104,320                                104,320
            Long - term debt                                                       350,259           423,857  (e)         774,116
---------------------------------------------------------------------------------------------------------------------------------
                                                                                 4,040,055           448,511            4,489,137
---------------------------------------------------------------------------------------------------------------------------------
      Stockholders' Equity
            Common stock                                                             6,345                 -                6,345
            Shares exchangeable into common stock                                   10,255                                 10,255
            Additional paid-in capital                                             343,700                                343,700
            Deferred compensation and employee note receivable                     (38,634)                               (38,634)
            Employee stock trust                                                   (87,801)                               (87,801)
            Deferred compensation employee stock trust                              87,801                                 87,801
            Retained earnings                                                      654,083           (32,488) (d)         654,083
                                                                                                      (6,000) (f)
            Accumulated other comprehensive income (loss), net                      (7,730)                                (7,730)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   968,019           (38,488)             968,019
---------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 5,008,074         $ 410,023          $ 5,457,156
=================================================================================================================================

      See Notes to Unaudited Pro Forma Combined Financial Statements.

Legg Mason, Inc.

Unaudited Pro Forma Combined Statement of Earnings for the three months ended June 30, 2001

(Dollars in thousands, except per share amounts)

                                                                                                   PCM                 PCM
                                                          PCM-L.P.               CCC           Eliminations          Combined
                                                          --------            --------         ------------         ---------
REVENUES
--------
Investment advisory and related fees                      $ 25,134            $      -          $         -         $  25,134
Commissions                                                      -               2,761                    -             2,761
Principal transactions                                           -                   -                    -                 -
Investment banking                                               -                   -                    -                 -
Interest                                                        47                 598                    -               645
Other                                                            -                 120                 (120)                -
                                                          --------            --------          -----------         ---------
             Total revenues                                 25,181               3,479                 (120)           28,540
Interest expense
             Customer interest                                   -                   -                    -                 -
             Debt interest                                       -                   -                    -                 -
                                                          --------            --------          -----------         ---------
Total interest expense                                           -                   -                    -                 -
                                                          --------            --------          -----------         ---------
             Net revenues                                   25,181               3,479                 (120)           28,540

NON-INTEREST EXPENSES
---------------------
Compensation and benefits                                      329                 804                    -             1,133
Communications and technology                                   10                 128                    -               138
Occupancy                                                       52                 137                    -               189
Floor brokerage and clearing fees                                -                 292                    -               292
Intangible amortization expense                                  -                   -                    -                 -
Other                                                          234                 272                 (120)              386
                                                          --------            --------          -----------         ---------
             Total non-interest expenses                       625               1,633                 (120)            2,138

             Earnings before income taxes                   24,556               1,846                    -            26,402

Income tax provision                                             -                   -                    -                 -
                                                          --------            --------          -----------         ---------
             Net earnings                                 $ 24,556            $  1,846          $         -         $  26,402
                                                          ========            ========          ===========         =========
Earnings per common share:
             Basic
             Diluted

Weighted average shares (in thousands):
             Basic
             Diluted

                                                              Legg Mason            Pro Forma           Pro Forma
                                                              As Reported          Adjustments           Combined
                                                           ----------------        -----------           --------
REVENUES
--------
Investment advisory and related fees                         $    169,453          $        -           $  194,587
Commissions                                                        83,343                   -               86,104
Principal transactions                                             33,246                   -               33,246
Investment banking                                                 20,404                   -               20,404
Interest                                                           54,743                (808) (a)          54,580
Other                                                              19,811                   -               19,811
                                                             ------------          ----------           ----------
             Total revenues                                       381,000                (808)             408,732

Interest expense
             Customer interest                                     26,017                   -               26,017
             Debt interest                                          8,661               9,045  (b)          17,706
                                                             ------------          ----------           ----------
 Total interest expense                                            34,678               9,045               43,723
                                                             ------------          ----------           ----------
             Net revenues                                         346,322              (9,853)             365,009

NON-INTEREST EXPENSES
---------------------
Compensation and benefits                                         213,619               3,603  (c)         218,355
Communications and technology                                      26,181                   -               26,319
Occupancy                                                          14,855                   -               15,044
Floor brokerage and clearing fees                                   2,476                   -                2,768
Intangible amortization expense                                     1,812               4,139  (d)           5,951
Other                                                              28,036                   -               28,422
                                                             ------------          ----------           ----------
             Total non-interest expenses                          286,979               7,742              296,859

             Earnings before income taxes                          59,343             (17,595)              68,150

Income tax provision                                               23,982               3,400  (e)          27,382
                                                             ------------          ----------           ----------

             Net earnings                                    $     35,361          $  (20,995)          $   40,768
                                                             ============          ==========           ==========
Earnings per common share:
             Basic                                           $       0.55                               $     0.63
             Diluted                                                 0.52                                     0.60

Weighted average shares (in thousands):
             Basic                                                 64,650                                   64,650
             Diluted                                               68,005                                   68,005

        See Notes to Unaudited Pro Forma Combined Financial Statements.

Legg Mason, Inc.

Pro Forma Combined Statement of Earnings (Unaudited) for the year ended March 31, 2001

(Dollars in thousands, except per share amounts)

                                                                                                                  PCM
                                                    PCM, Inc.              PCM-L.P.             CCC             Combined
                                                 -----------------    -------------------   -------------  ----------------
REVENUES
Investment advisory and related fees             $         34,435     $           33,265    $          -   $        67,700
Commissions                                                     -                      -           6,954             6,954
Principal transactions                                          -                      -               -                 -
Investment banking                                              -                      -               -                 -
Interest                                                      132                    183             636               951
Other                                                           -                      -               -                 -
                                                 -----------------    -------------------   -------------  ----------------
             Total revenues                                34,567                 33,448           7,590            75,605
 Interest expense
             Customer interest                                  -                      -               -                 -
             Debt interest                                      -                      -               -                 -
                                                 -----------------    -------------------   -------------  ----------------
  Total interest expense                                        -                      -               -                 -
                                                 -----------------    -------------------   -------------  ----------------
             Net revenues                                  34,567                 33,448           7,590            75,605

NON-INTEREST EXPENSES
Compensation and benefits                                  15,643                    740           2,740            19,123
Communications and technology                                   -                      -             253               253
Occupancy                                                       -                      -               -                 -
Floor brokerage and clearing fees                               -                      -           1,029             1,029
Intangible amortization expense                                 -                      -               -                 -
Other                                                         788                    466           1,759             3,013
                                                 -----------------    -------------------   -------------  ----------------
             Total non-interest expenses                   16,431                  1,206           5,781            23,418

             Earnings before income taxes                  18,136                 32,242           1,809            52,187

Income tax provision                                            -                      -               -                 -
                                                 -----------------    -------------------   -------------  ----------------

             Net earnings                        $         18,136     $           32,242    $      1,809   $        52,187
                                                 =================    ===================   =============  ================

Earnings per common share:
             Basic
             Diluted

Weighted average shares (in thousands):
             Basic
             Diluted

                                                           Legg Mason           Proforma                Pro Forma
                                                           As Reported        Adjustments                Combined
                                                       ------------------   -----------------       -------------------
REVENUES
Investment advisory and related fees                   $         653,992    $               -       $          721,692
Commissions                                                      358,562                    -                  365,516
Principal transactions                                           124,556                    -                  124,556
Investment banking                                                65,877                    -                   65,877
Interest                                                         282,201               (1,016) (a)             282,136
Other                                                             51,065                    -                   51,065
                                                       ------------------   ------------------      -------------------
             Total revenues                                    1,536,253               (1,016)               1,610,842
 Interest expense
             Customer interest                                   168,889                    -                  168,889
             Debt interest                                         6,500               39,097  (b)              45,597
                                                       ------------------   ------------------      -------------------
  Total interest expense                                         175,389               39,097                  214,486
                                                       ------------------   ------------------      -------------------
             Net revenues                                      1,360,864              (40,113)               1,396,356

NON-INTEREST EXPENSES
Compensation and benefits                                        804,776               (8,297) (c)             815,602
Communications and technology                                    102,764                    -                  103,017
Occupancy                                                         51,670                    -                   51,670
Floor brokerage and clearing fees                                  7,709                    -                    8,738
Intangible amortization expense                                   12,387               16,556  (d)              28,943
Other                                                            115,738                    -                  118,751
                                                       ------------------   ------------------      -------------------
             Total non-interest expenses                       1,095,044                8,259                1,126,721

             Earnings before income taxes                        265,820              (48,372)                 269,635

Income tax provision                                             109,590                1,473  (e)             111,063
                                                       ------------------   ------------------      -------------------
             Net earnings                              $         156,230    $         (49,845)      $          158,572
                                                       ==================   ==================      ===================

Earnings per common share:
             Basic                                     $            2.45                            $             2.49
             Diluted                                                2.30                                          2.33

Weighted average shares (in thousands):
             Basic                                                63,793                                        63,793
             Diluted                                              67,916                                        67,916

             See Notes to Combined Pro Forma Financial Statements.

     Notes to the Unaudited Pro Forma Combined Financial Statements

     Note 1. Basis of Presentation

     On August 1, 2001, Legg Mason, Inc. ("Legg Mason") completed its acquisition of Private Capital Management, L.P. and certain affiliated entities ("PCM-L.P.") whereby it acquired the business operations of PCM-L.P., and Carnes Capital Corporation ("CCC"), (collectively, "PCM"). Under the terms of the agreement, Legg Mason paid $682 million at closing, plus acquisition costs of approximately $1 million. The transaction also includes two contingent payments on the third and fifth anniversaries of the closing based on PCM's revenue growth, with the aggregate purchase price to be no more than $1.382 billion. As part of the transaction, a contractual revenue sharing arrangement was entered into whereby PCM will distribute to Legg Mason a fixed percentage of operating revenues. The remaining portion will generally be available to fund operating costs (excluding amortization of acquired intangible assets). Additionally, prior to closing, PCM recorded a final distribution to the extent net worth exceeded $6 million.

     PCM-L.P. is a registered investment advisor that specializes in the management of equity assets for individuals and institutions. PCM-L.P. was formed on June 29, 2000, when Private Capital Management, Inc. ("PCM, Inc.") (an S Corporation) contributed its investment advisory business and certain operating assets of approximately $7.4 million to PCM-L.P. for a partnership interest in PCM-L.P. CCC is a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934. CCC generates its revenues principally by providing securities brokerage services to clients of PCM.

     The unaudited pro forma combined balance sheet presents the combined financial position of Legg Mason and PCM as of June 30, 2001 assuming the acquisition had occurred as of that date. Such pro forma information is based upon the historical balance sheets of Legg Mason and PCM as of June 30, 2001. The unaudited pro forma combined statements of earnings are presented for the year ended March 31, 2001 and the three months ended June 30, 2001 assuming the acquisition occurred on April 1, 2000. The unaudited pro forma combined statement of earnings for the year ended March 31, 2001 combines the historical statements of earnings of Legg Mason for the year ended March 31, 2001 and PCM for the year ended December 31, 2000 (consisting of PCM, Inc. for the six months ended June 29, 2000, PCM-L.P. for the six months ended December 31, 2000 and CCC for the year ended December 31, 2000). The unaudited pro forma combined statement of earnings for the three months ended June 30, 2001 reflects the period from April 1, 2001 to June 30, 2001 for Legg Mason and PCM.

     Note 2. Accounting Policies

     The acquisition of PCM by Legg Mason was completed on August 1, 2001. As such, the unaudited pro forma combined financial statements reflect the application of Statement of Financial Accounting Standards ("SFAS") No.
     141 -- "Business Combinations" and SFAS No. 142 -- "Goodwill and Other Intangible Assets" to this transaction. The provisions of SFAS Nos. 141 and 142 are applicable for all business combinations consummated after June 30, 2001.

     Assuming the transaction occurred as of June 30, 2001, a summary of the net assets acquired is as follows (in thousands):

          Current assets, net                                    $       4,257
          Fixed assets                                                   1,874
          Trade name                                                    47,000
          Asset management contracts                                   298,000
          Goodwill                                                     331,869
                                                                 -------------
          Total purchase price, including
          acquisition costs                                      $     683,000
                                                                 -------------

     Additionally, the unaudited pro forma combined financial statements as of and for the three months ended June 30, 2001 include the effect of Legg Mason's early adoption of SFAS Nos. 141 and 142 as of April 1, 2001 for all prior business combinations. The following table reflects the pro forma combined results for the year ended March 31, 2001 adjusted as though the adoption of SFAS Nos. 141 and 142 occurred as of the beginning of the year:

                                                        Net               Basic              Diluted
                                                      Earnings          Earnings per         Earnings
                                                   (in thousands)        Share/(1)/       per Share/(1)/
                                                  ---------------    ----------------    ---------------
       Combined pro forma - as reported           $       158,572    $           2.49    $          2.33
       Goodwill amortization                                4,586                 .07                .07
       Indefinite-life intangible amortization              1,039                 .02                .02
                                                  ---------------    ----------------    ---------------
       Combined pro forma - as adjusted           $       164,197    $           2.57    $          2.42
                                                  ---------------    ----------------    ---------------

            /(1)/ Column totals may not add due to rounding.

     Note 3. Debt Issuance

     On July 2, 2001, Legg Mason issued $425 million principal amount of senior notes, due in July 2008, which bear interest at 6.75%. The notes were sold at a discount to yield 6.80%. Additionally, on June 6, 2001, Legg Mason issued $567 million principal amount at maturity of zero-coupon convertible notes for proceeds of approximately $250 million. The discounted price reflects a yield to maturity of 2.75% per year. The proceeds from the convertible notes and a portion of the proceeds from the senior notes were used to fund the PCM acquisition.

     Note 4. Earnings Per Common Share

     The pro forma combined basic and diluted earnings per share for the periods presented are based on the weighted average number of Legg Mason shares as of the end of each applicable period.

     Note 5. PCM Eliminations

     The PCM eliminations include investment consulting fees charged to PCM-L.P. by the subsidiary of CCC.

     Note 6. Pro forma Adjustments

     The pro forma combined balance sheet has been prepared to reflect the acquisition of PCM by Legg Mason for an aggregate cash purchase price of $683 million. At closing, PCM provided $6 million in net assets. Pro forma adjustments are made to the balance sheet to reflect:

     (a) The payment of the cash purchase price of $683 million. The cash purchase price was funded with a portion of the net cash proceeds of approximately $421 million from the public offering of the senior notes described in Note 3 above and available cash, resulting in a net reduction in cash of approximately $262 million.

     (b) Allocation of the purchase price to the estimated fair value of the net assets at acquisition date (see Note 2) consisting of a write up to fixed assets of $131 thousand, recognition of intangible assets of $345 million comprising amortizable management contracts of $298 million and indefinite life intangible assets for trade name of $47 million, and goodwill of $332 million.

     (c) The debt issuance costs of approximately $3.0 million related to the senior notes described in Note 3 above.

     (d) Adjustment to reduce the net assets of PCM to $6 million provided at closing in accordance with the terms of the purchase agreement.

     (e) The issuance of $425 million senior notes, net of discount, as described in Note 3 above.

     (f)  Elimination of net equity of PCM.

     Pro forma adjustments are made to the statements of earnings to reflect:

     (a) Reduction in interest income related to the reduction in the cash balance.

     (b) Increase in interest expense related to the issuance on June 6, 2001 of $567 million principal amount at maturity convertible notes at an effective yield of 2.75%, plus the issuance on July 2, 2001 of $425 million senior notes with an effective yield of 6.80%, assuming the debt was issued as of April 1, 2000.

     (c) Adjustment to the operating expenses to reflect the contractual revenue sharing and compensation arrangement entered into as part of the transaction as described in Note 1.

     (d) Amortization of intangible assets related to the $298 million of management contracts over a weighted average period of 18 years.

     (e) Adjustment to income taxes on a combined basis to reflect the estimated effective tax rate of approximately 39% for PCM. Previously, no income taxes were recorded by PCM.

     The pro forma combined financial statements do not include integration costs, or other transactions or events that the combined entity may undertake or experience as a result of the acquisition. As such, any restructuring charges, anticipated increases in revenues, or unexpected cost savings, are not presented in the pro forma combined financial statements.

     Note 7. Performance Fees

     PCM's investment advisory and related fees in the proforma combined statements of earnings include performance fees of $6.0 million and $12.7 million for the three months ended June 30, 2001 and the year ended March 31, 2001, respectively.